Exhibit 99.3

                                     SUMMARY OF NET INCOME (LOSS) BY SEGMENT

                                                                          Millions of Dollars
                                          ------------------------------------------------------------------------------
                                                            2002                                    2003
                                          -------------------------------------- ---------------------------------------
                                          1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD 1st Qtr 2nd Qtr  3rd Qtr 4th Qtr    YTD
                                          -------------------------------------- ---------------------------------------
 Income (Loss) from Continuing Operations
   Before Accounting Changes
 U.S. E&P                                    155     280     306     415  1,156     678     517      546     491  2,232
 International E&P                           (13)     59     154     393    593     447     560      421     500  1,928
 ------------------------------------------------------------------------------- ---------------------------------------
 Total E&P                                   142     339     460     808  1,749   1,125   1,077      967     991  4,160
 ------------------------------------------------------------------------------- ---------------------------------------

 Midstream                                    12      12      11      20     55      31      25       31      43    130
 ------------------------------------------------------------------------------- ---------------------------------------

 U.S. R&M                                    (92)     73      44     113    138     275     248      416     176  1,115
 International R&M                             5      (5)     13      (8)     5     114      73       69      26    282
 ------------------------------------------------------------------------------- ---------------------------------------
 Total R&M                                   (87)     68      57     105    143     389     321      485     202  1,397
 ------------------------------------------------------------------------------- ---------------------------------------

 Chemicals                                   (11)      7       3     (13)   (14)    (23)     12        7      11      7

 Emerging Businesses                          (5)     (3)   (262)    (40)  (310)    (34)    (23)     (18)    (24)   (99)

 Corporate and Other                        (149)   (111)   (343)   (322)  (925)   (225)   (316)    (223)   (238)(1,002)

 ------------------------------------------------------------------------------- ---------------------------------------
 Consolidated                                (98)    312     (74)    558    698   1,263   1,096    1,249     985  4,593
 =============================================================================== =======================================

 Cumulative Effect of Accounting Changes
 U.S. E&P                                      -       -       -       -      -     142       -        -       -    142
 International E&P                             -       -       -       -      -       -       -        -       -      -
 ------------------------------------------------------------------------------- ---------------------------------------
 Total E&P                                     -       -       -       -      -     142       -        -       -    142
 ------------------------------------------------------------------------------- ---------------------------------------

 Midstream                                     -       -       -       -      -       -       -        -       -      -
 ------------------------------------------------------------------------------- ---------------------------------------

 U.S. R&M                                      -       -       -       -      -    (125)      -        -       -   (125)
 International R&M                             -       -       -       -      -       -       -        -       -      -
 ------------------------------------------------------------------------------- ---------------------------------------
 Total R&M                                     -       -       -       -      -    (125)      -        -       -   (125)
 ------------------------------------------------------------------------------- ---------------------------------------

 Chemicals                                     -       -       -       -      -       -       -        -       -      -

 Emerging Businesses                           -       -       -       -      -       -       -        -       -      -

 Corporate and Other                           -       -       -       -      -    (112)      -        -       -   (112)

 ------------------------------------------------------------------------------- ---------------------------------------
 Consolidated                                  -       -       -       -      -     (95)      -        -       -    (95)
 =============================================================================== =======================================

 Income (Loss) from Discontinued Operations
 Corporate and Other                          (4)     39     (42)   (986)  (993)     53      91       57      36    237
 =============================================================================== =======================================


 Net Income (Loss)
 U.S. E&P                                    155     280     306     415  1,156     820     517      546     491  2,374
 International E&P                           (13)     59     154     393    593     447     560      421     500  1,928
 ------------------------------------------------------------------------------- ---------------------------------------
 Total E&P                                   142     339     460     808  1,749   1,267   1,077      967     991  4,302
 ------------------------------------------------------------------------------- ---------------------------------------

 Midstream                                    12      12      11      20     55      31      25       31      43    130
 ------------------------------------------------------------------------------- ---------------------------------------

 U.S. R&M                                    (92)     73      44     113    138     150     248      416     176    990
 International R&M                             5      (5)     13      (8)     5     114      73       69      26    282
 ------------------------------------------------------------------------------- ---------------------------------------
 Total R&M                                   (87)     68      57     105    143     264     321      485     202  1,272
 ------------------------------------------------------------------------------- ---------------------------------------

 Chemicals                                   (11)      7       3     (13)   (14)    (23)     12        7      11      7

 Emerging Businesses                          (5)     (3)   (262)    (40)  (310)    (34)    (23)     (18)    (24)   (99)

 Corporate and Other                        (153)    (72)   (385) (1,308)(1,918)   (284)   (225)    (166)   (202)  (877)

 ------------------------------------------------------------------------------- ---------------------------------------
 Consolidated                               (102)    351    (116)   (428)  (295)  1,221   1,187    1,306   1,021  4,735
 =============================================================================== =======================================

                                                                                                            Page 1 of 13

                                  INCOME FROM CONTINUING OPERATIONS BEFORE INCOME TAXES

                                                                      Millions of Dollars
                                          ------------------------------------------------------------------------------
                                                            2002                                    2003
                                          -------------------------------------- ---------------------------------------
                                          1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD 1st Qtr 2nd Qtr  3rd Qtr 4th Qtr    YTD
                                          -------------------------------------- ---------------------------------------


 Income from Continuing Operations
   Before Income Taxes
 U.S. E&P                                    223     419     450     536  1,628   1,050     803      853     757  3,463
 International E&P                           167     260     555     949  1,931   1,260     967    1,029     941  4,197
 ------------------------------------------------------------------------------- ---------------------------------------
 Total E&P                                   390     679   1,005   1,485  3,559   2,310   1,770    1,882   1,698  7,660
 ------------------------------------------------------------------------------- ---------------------------------------

 Midstream                                    20      20      23      35     98      51      42       50      70    213
 ------------------------------------------------------------------------------- ---------------------------------------

 U.S. R&M                                   (140)    118      75     175    228     453     396      639     279  1,767
 International R&M                             5      (5)     19     (25)    (6)    150      94       86      16    346
 ------------------------------------------------------------------------------- ---------------------------------------
 Total R&M                                  (135)    113      94     150    222     603     490      725     295  2,113
 ------------------------------------------------------------------------------- ---------------------------------------

 Chemicals                                   (18)      3      (1)    (16)   (32)    (44)     15       10      14     (5)

 Emerging Businesses                          (8)     (5)   (274)    (62)  (349)    (51)    (34)     (29)    (36)  (150)

 Corporate and Other                        (198)   (153)   (535)   (471)(1,357)   (300)   (502)    (328)   (364)(1,494)

 ------------------------------------------------------------------------------- ---------------------------------------
 Consolidated                                 51     657     312   1,121  2,141   2,569   1,781    2,310   1,677  8,337
 =============================================================================== =======================================


 Income from Continuing Operations
   Effective Tax Rates
 U.S. E&P                                   30.5%   33.2%   32.0%   22.6%  29.0%   35.4%   35.6%    36.0%   35.1%  35.5%
 International E&P                         107.8%   77.3%   72.3%   58.6%  69.3%   64.5%   42.1%    59.1%   46.9%  54.1%
 ------------------------------------------------------------------------------- ---------------------------------------
 Total E&P                                  63.6%   50.1%   54.2%   45.6%  50.9%   51.3%   39.2%    48.6%   41.6%  45.7%
 ------------------------------------------------------------------------------- ---------------------------------------

 Midstream                                  40.0%   40.0%   52.2%   42.9%  43.9%   39.2%   40.5%    38.0%   38.6%  39.0%
 ------------------------------------------------------------------------------- ---------------------------------------

 U.S. R&M                                   34.3%   38.1%   41.3%   35.4%  39.5%   39.3%   37.4%    34.9%   36.9%  36.9%
 International R&M                           0.0%    0.0%   31.6%   68.0% 183.3%   24.0%   22.3%    19.8%  -62.5%  18.5%
 ------------------------------------------------------------------------------- ---------------------------------------
 Total R&M                                  35.6%   39.8%   39.4%   30.0%  35.6%   35.5%   34.5%    33.1%   31.5%  33.9%
 ------------------------------------------------------------------------------- ---------------------------------------

 Chemicals                                  38.9% -133.3%  400.0%   18.8%  56.3%   47.7%   20.0%    30.0%   21.4% 240.0%

 Emerging Businesses                        37.5%   40.0%    4.4%   35.5%  11.2%   33.3%   32.4%    37.9%   33.3%  34.0%

 Corporate and Other                        24.7%   27.5%   35.9%   31.6%  31.8%   25.0%   37.1%    32.0%   34.6%  32.9%

 ------------------------------------------------------------------------------- ---------------------------------------
 Consolidated                              292.2%   52.5%  123.7%   50.2%  67.4%   50.8%   38.5%    45.9%   41.3%  44.9%
 =============================================================================== =======================================

                                                                                                            Page 2 of 13



                                CERTAIN ITEMS INCLUDED IN INCOME FROM CONTINUING OPERATIONS (AFTER-TAX)

                                                                      Millions of Dollars
                                          ------------------------------------------------------------------------------
                                                            2002                                    2003
                                          -------------------------------------- ---------------------------------------
                                          1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD 1st Qtr 2nd Qtr  3rd Qtr 4th Qtr    YTD
                                          -------------------------------------- ---------------------------------------
 U.S. E&P
 Gain (loss) on asset sales                    -       -       -       -      -       -      16       65       -     81
 Property impairments                          -      (3)     (5)      -     (8)      -     (14)     (10)    (18)   (42)
 Pending claims and settlements                -       -       -       -      -       -     (20)       -       -    (20)
 ------------------------------------------------------------------------------- ---------------------------------------
   Total                                       -      (3)     (5)      -     (8)      -     (18)      55     (18)    19
 ------------------------------------------------------------------------------- ---------------------------------------

 International E&P
 Gain (loss) on asset sales                    -       -       -      17     17       -       -       33       -     33
 Property impairments                         (7)     (3)      -     (14)   (24)    (12)    (32)       -     (18)   (62)
 U.K. tax law change                           -       -     (24)      -    (24)      -       -        -       -      -
 Canada tax law change                         -       -       -       -      -       -       -        -      95     95
 Norway Removal Grant Act (1986) repeal*       -       -       -       -      -       -      87        -       -     87
 Bayu-Undan ownership realignment              -       -       -       -      -       -      51        -       -     51
 Angola leasehold impairment                 (77)      -       -       -    (77)      -       -        -      12     12
 ------------------------------------------------------------------------------- ---------------------------------------
   Total                                     (84)     (3)    (24)      3   (108)    (12)    106       33      89    216
 ------------------------------------------------------------------------------- ---------------------------------------

 Total E&P                                   (84)     (6)    (29)      3   (116)    (12)     88       88      71    235
 ------------------------------------------------------------------------------- ---------------------------------------

 Midstream
                                               -       -       -       -      -       -       -        -       -      -
 ------------------------------------------------------------------------------- ---------------------------------------
   Total                                       -       -       -       -      -       -       -        -       -      -
 ------------------------------------------------------------------------------- ---------------------------------------

 U.S. R&M
 Gain (loss) on asset sales                    -       -       -       -      -       -       -        -       -      -
 Property impairments                          -       -       -     (83)   (83)      -       -        -      (1)    (1)
 Other                                         -       -       -       -      -       -       -        -       -      -
 ------------------------------------------------------------------------------- ---------------------------------------
   Total                                       -       -       -     (83)   (83)      -       -        -      (1)    (1)
 ------------------------------------------------------------------------------- ---------------------------------------

 International R&M
 Gain (loss) on asset sales                    -       -       -       -      -       -       -        -       -      -
 Property impairments                          -       -       -       -      -       -       -        -       -      -
 Other                                         -       -       -       -      -       -       -        -       -      -
 ------------------------------------------------------------------------------- ---------------------------------------
   Total                                       -       -       -       -      -       -       -        -       -      -
 ------------------------------------------------------------------------------- ---------------------------------------

 Total R&M                                     -       -       -     (83)   (83)      -       -        -      (1)    (1)
 ------------------------------------------------------------------------------- ---------------------------------------

 Chemicals
                                               -       -       -       -      -       -       -        -       -      -
 ------------------------------------------------------------------------------- ---------------------------------------
   Total                                       -       -       -       -      -       -       -        -       -      -
 ------------------------------------------------------------------------------- ---------------------------------------

 Emerging Businesses
 Write-off of in-process R&D                   -       -    (246)      -   (246)      -       -        -       -      -
 ------------------------------------------------------------------------------- ---------------------------------------
   Total                                       -       -    (246)      -   (246)      -       -        -       -      -
 ------------------------------------------------------------------------------- ---------------------------------------

 Corporate and Other
 Insurance demutualization benefits            -       -       -       -      -      34       -        -       -     34
 Property impairments                          -       -       -       -      -       -      (3)       -       -     (3)
 Merger-related expenses                      (2)     (1)   (221)    (83)  (307)    (27)   (115)     (41)    (40)  (223)
 Premium on early debt retirement              -     (15)      -      (1)   (16)    (10)     (9)       -     (34)   (53)
 Other                                         -       -       -       -      -       -       -        -       -      -
 ------------------------------------------------------------------------------- ---------------------------------------
   Total                                      (2)    (16)   (221)    (84)  (323)     (3)   (127)     (41)    (74)  (245)
 ------------------------------------------------------------------------------- ---------------------------------------

 Total Company                               (86)    (22)   (496)   (164)  (768)    (15)    (39)      47      (4)   (11)
 =======================================================================================================================
   * Net of $21 million of property impairments.


                                                                                                            Page 3 of 13


                                                          CASH FLOW INFORMATION

                                                                        Millions of Dollars
                                          ------------------------------------------------------------------------------
                                                            2002                                    2003
                                          -------------------------------------- ---------------------------------------
                                          1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD 1st Qtr 2nd Qtr  3rd Qtr 4th Qtr    YTD
                                          -------------------------------------- ---------------------------------------

 Cash Flows from Operating Activities
   Income (loss) from continuing
    operations                               (98)    312     (74)    558    698   1,263   1,096    1,249     985  4,593
   DD&A and property impairments             406     403     556   1,035  2,400     887   1,003      876     971  3,737
   Dry hole costs and leasehold
    impairments                              109      32      20     146    307      40      54       75     131    300
   Accretion on discounted liabilities         5       6       6       5     22      33      35       39      38    145
   In-process R&D write-off                    -       -     246       -    246       -       -        -       -      -
   Deferred taxes                            (81)    146     (20)     97    142     243      10       80      84    417
   Undistributed equity earnings              23       6     (57)     46     18      18     (66)    (143)    132    (59)
   Net (gain) loss on asset dispositions       -      (3)     11     (15)    (7)    (56)    (28)    (142)     15   (211)
   Other                                     125     (30)    (18)   (109)   (32)     58     (97)     (87)   (264)  (390)
   Net working capital changes                84    (385)  1,137     146    982     636      16       51     (79)   624
   Discontinued operations                     7      43      68      84    202       -     120       61       8    189
 ------------------------------------------------------------------------------- ---------------------------------------
 Net Cash Provided by
   Operating Activities                      580     530   1,875   1,993  4,978   3,122   2,143    2,059   2,021  9,345
 ------------------------------------------------------------------------------- ---------------------------------------

 Cash Flows from Investing Activities
   Capital expenditures and investments:
     E&P                                    (517)   (701)   (715) (1,343)(3,276) (1,012) (1,167)  (1,109) (1,209)(4,497)
     Midstream                                 -      (1)     (1)     (3)    (5)     (2)     (2)      (2)     (4)   (10)
     R&M                                    (104)   (129)   (192)   (415)  (840)   (203)   (245)    (302)   (429)(1,179)
     Chemicals                               (10)     (9)    (10)    (31)   (60)      -       -        -       -      -
     Emerging Businesses                       -       -     (35)    (87)  (122)    (66)    (98)     (60)    (60)  (284)
     Corporate and Other                     (14)    (34)     (7)    (30)   (85)    (25)    (45)     (47)    (71)  (188)
 ------------------------------------------------------------------------------- ---------------------------------------
       Total capital expend. & investments  (645)   (874)   (960) (1,909)(4,388) (1,308) (1,557)  (1,520) (1,773)(6,158)
   Acquisitions, net of cash acquired          -       -   1,242     (62) 1,180       -       -        -       -      -
   Acquisitions - adoption of FIN 46           -       -       -       -      -     225       -        -       -    225
   Proceeds from asset dispositions           45      36      19     715    815     125     466      913   1,155  2,659
   Long-term advances to affiliates and
     other investments                       (12)     14     (83)    (11)   (92)    (28)     (8)      38      21     23
   Discontinued operations                   (12)    (12)    (22)    (53)   (99)    (26)     (5)     (28)   (177)  (236)
 ------------------------------------------------------------------------------- ---------------------------------------
 Net Cash Used for Investing Activities     (624)   (836)    196  (1,320)(2,584) (1,012) (1,104)    (597)   (774)(3,487)
 ------------------------------------------------------------------------------- ---------------------------------------

 Cash Flows from Financing Activities
   Net issuance (repayment) of debt          204     725  (1,432)   (587)(1,090) (1,569)   (709)  (1,514) (1,019)(4,811)
   Redemption of preferred stock               -    (300)      -       -   (300)      -       -        -       -      -
   Dividends                                (138)   (137)   (138)   (271)  (684)   (271)   (272)    (272)   (292)(1,107)
   Other                                       7      (7)   (131)    (15)  (146)     11      33       84      91    219
 ------------------------------------------------------------------------------- ---------------------------------------
 Net Cash Provided by (Used for)
   Financing Activities                       73     281  (1,701)   (873)(2,220) (1,829)   (948)  (1,702) (1,220)(5,699)
 ------------------------------------------------------------------------------- ---------------------------------------

 Effect of Exchange Rate Changes              (1)      -       2     (10)    (9)     55      16      (27)    (20)    24
 ------------------------------------------------------------------------------- ---------------------------------------

 Net Change in Cash
   and Cash Equivalents                       28     (25)    372    (210)   165     336     107     (267)      7    183
 Cash and cash equivalents
   at beginning of period                    142     170     145     517    142     307     643      750     483    307
 ------------------------------------------------------------------------------- ---------------------------------------
 Cash and Cash Equivalents
   at End of Period                          170     145     517     307    307     643     750      483     490    490
 =============================================================================== =======================================


                                                                                                            Page 4 of 13


                                                                  TOTAL E&P

                                                            2002                                    2003
                                          -------------------------------------- ---------------------------------------
                                          1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD 1st Qtr 2nd Qtr  3rd Qtr 4th Qtr    YTD
                                          -------------------------------------- ---------------------------------------

 E&P Net Income ($ Millions)                 142     339     460     808  1,749   1,267   1,077      967     991  4,302
 =============================================================================== =======================================

 Production
 Total, Including Equity Affiliates
   and Canadian Syncrude (MBOE/D)            833     798   1,046   1,623  1,077   1,626   1,641    1,561   1,611  1,609
 ------------------------------------------------------------------------------- ---------------------------------------

 Crude Oil and Condensate (MB/D)
   Consolidated                              566     546     620     854    647     880     850      793     806    832
   Equity affiliates                           5       4      44      87     35      55     117      120     116    102
 ------------------------------------------------------------------------------- ---------------------------------------
     Total                                   571     550     664     941    682     935     967      913     922    934
 =============================================================================== =======================================
 Sales of crude oil produced (MB/D)          566     557     664     918    677     911     996      917     921    936
 ------------------------------------------------------------------------------- ---------------------------------------

 Natural Gas Liquids (MB/D)                   37      34      43      70     46      71      72       62      72     69
 -----------------------------------------------------------------------------------------------------------------------

 Natural Gas (MMCF/D)
   Consolidated                            1,349   1,286   1,982   3,529  2,043   3,605   3,485    3,373   3,581  3,510
   Equity affiliates                           -       -       4      13      4      12      11       11      12     12
 ------------------------------------------------------------------------------- ---------------------------------------
     Total                                 1,349   1,286   1,986   3,542  2,047   3,617   3,496    3,384   3,593  3,522
 =============================================================================== =======================================

 Canadian Syncrude (MB/D)                      -       -       8      22      8      17      19       22      18     19
 ------------------------------------------------------------------------------- ---------------------------------------

 Industry Prices (Platt's)
 Crude Oil ($/bbl)
   WTI spot                                21.56   26.27   28.31   28.20  26.09   34.06   29.02    30.18   31.17  31.11
   Brent dated                             21.14   25.04   26.94   26.78  24.98   31.51   26.03    28.41   29.42  28.84
 Natural Gas--Henry Hub 1st of month
  ($/mcf)                                   2.34    3.38    3.16    3.97   3.21    6.58    5.40     4.97    4.60   5.39
 ------------------------------------------------------------------------------- ---------------------------------------

 Average Realized Prices
 Crude Oil and Condensate ($/bbl)
   Consolidated                            19.41   24.46   26.38   26.12  24.38   31.27   26.33    28.15   28.43  28.54
   Equity affiliates                       15.86   21.06   20.29   17.50  18.41   20.97   16.85    19.90   17.86  18.58
   Total                                   19.37   24.44   25.97   25.31  24.07   30.73   25.19    27.00   27.24  27.47
 ------------------------------------------------------------------------------- ---------------------------------------

 Natural Gas Liquids ($/bbl)               16.00   20.36   19.42   19.32  18.93   24.65   19.73    20.10   23.36  21.95
 ------------------------------------------------------------------------------- ---------------------------------------

 Natural Gas ($/mcf)
   Consolidated                             2.15    2.40    2.49    3.27   2.77    4.49    3.92     3.80    4.07   4.07
   Equity affiliates                           -       -    1.78    3.00   2.71    4.82    4.89     4.12    3.96   4.44
   Total                                    2.15    2.40    2.49    3.27   2.77    4.49    3.93     3.80    4.07   4.07
 ------------------------------------------------------------------------------- ---------------------------------------

 Exploration Charges ($ Millions)
   Dry Holes                                  16      17       4     124    161      20      30       39      77    166
   Lease Impairments                          93      16      15      22    146      20      24       36      53    133
 ------------------------------------------------------------------------------- ---------------------------------------
     Total Non-Cash Charges                  109      33      19     146    307      40      54       75     130    299
   Other (G&G and Lease Rentals)              54      34      66     131    285      76      88       57      81    302
 ------------------------------------------------------------------------------- ---------------------------------------
 Total Exploration Charges                   163      67      85     277    592     116     142      132     211    601
 =============================================================================== =======================================

 Depreciation, Depletion & Amortization
   Producing operations ($ Millions)         274     278     398     666  1,616     643     630      636     666  2,575
 ------------------------------------------------------------------------------- ---------------------------------------

                                                                                                            Page 5 of 13

                                                                   U.S. E&P

                                                            2002                                    2003
                                          -------------------------------------- ---------------------------------------
                                          1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD 1st Qtr 2nd Qtr  3rd Qtr 4th Qtr    YTD
                                          -------------------------------------- ---------------------------------------

 U.S. E&P Net Income ($ Millions)            155     280     306     415  1,156     820     517      546     491  2,374
 =============================================================================== =======================================

  Alaska ($ Millions)                        123     223     246     278    870     508     302      302     333  1,445
 ------------------------------------------------------------------------------- ---------------------------------------
  Lower 48 ($ Millions)                       32      57      60     137    286     312     215      244     158    929
 ------------------------------------------------------------------------------- ---------------------------------------

 Production
 Total U.S. (MBOE/D)                         564     538     562     684    587     700     683      651     664    674
 ------------------------------------------------------------------------------- ---------------------------------------

 Crude Oil and Condensate (MB/D)
   Alaska                                    353     339     310     323    331     337     331      314     318    325
   Lower 48                                   33      31      38      58     40      60      57       51      50     54
 ------------------------------------------------------------------------------- ---------------------------------------
     Total                                   386     370     348     381    371     397     388      365     368    379
 =============================================================================== =======================================
 Sales of crude oil produced (MB/D)          383     374     360     370    372     391     389      369     372    380
 ------------------------------------------------------------------------------- ---------------------------------------

 Natural Gas Liquids (MB/D)*
   Alaska                                     27      25      21      24     24      26      23       19      24     23
   Lower 48                                    1       1       9      21      8      22      26       25      27     25
 ------------------------------------------------------------------------------- ---------------------------------------
     Total                                    28      26      30      45     32      48      49       44      51     48
 =============================================================================== =======================================
  *Includes reinjection volumes sold
   lease-to-lease:                            15      14      13      15     14      15      14       13      16     15
 ------------------------------------------------------------------------------- ---------------------------------------

 Natural Gas (MMCF/D)
   Alaska                                    168     160     183     186    175     189     162      180     205    184
   Lower 48                                  734     689     922   1,362    928   1,338   1,311    1,271   1,264  1,295
 ------------------------------------------------------------------------------- ---------------------------------------
     Total                                   902     849   1,105   1,548  1,103   1,527   1,473    1,451   1,469  1,479
 =============================================================================== =======================================

 Average Realized Prices
 Crude Oil and Condensate ($/bbl)
   Alaska
     North Slope                           13.58   18.96   20.42   21.10  18.42   25.95   21.70    22.82   23.17  23.41
 ------------------------------------------------------------------------------- ---------------------------------------
     West Coast                            18.72   24.40   25.83   26.43  23.75   31.47   27.19    28.31   28.51  28.87
 ------------------------------------------------------------------------------- ---------------------------------------
   Lower 48                                18.86   24.53   26.87   26.00  24.48   31.48   27.34    27.94   28.02  28.76
 ------------------------------------------------------------------------------- ---------------------------------------
   Total U.S.                              18.73   24.41   25.94   26.36  23.83   31.47   27.21    28.26   28.45  28.85
 ------------------------------------------------------------------------------- ---------------------------------------
                                                                                      .       .        .       .
 Natural Gas Liquids ($/bbl)
   Alaska                                  18.67   24.40   25.68   26.48  23.48   31.32   27.24    28.42   28.82  29.04
 ------------------------------------------------------------------------------- ---------------------------------------
   Lower 48                                12.75   16.74   14.62   16.17  15.66   22.13   17.77    19.71   20.81  20.02
 ------------------------------------------------------------------------------- ---------------------------------------
   Total U.S.                              18.13   23.61   20.17   19.27  20.00   24.96   20.25    21.31   22.85  22.30
 ------------------------------------------------------------------------------- ---------------------------------------

 Natural Gas ($/mcf)
   Alaska                                   2.13    1.80    1.58    1.95   1.85    1.97    1.88     1.33    1.88   1.76
 ------------------------------------------------------------------------------- ---------------------------------------
   Lower 48                                 1.99    2.56    2.65    3.43   2.79    5.47    4.72     4.56    4.27   4.76
 ------------------------------------------------------------------------------- ---------------------------------------
   Total U.S.                               1.99    2.51    2.60    3.38   2.75    5.34    4.58     4.41    4.13   4.62
 ------------------------------------------------------------------------------- ---------------------------------------

 Kenai, Alaska LNG Sales
   Volume (MMCF/D)                           117     114     128     128    122     130      91      121     140    121
 ------------------------------------------------------------------------------- ---------------------------------------
   Sales price per MCF                      4.00    3.74    4.21    4.30   4.07    4.38    4.56     4.46    4.44   4.45
 ------------------------------------------------------------------------------- ---------------------------------------

 U.S. Exploration Charges ($ Millions)
   Dry Holes                                  14       3       1      61     79      16       3        9      47     75
   Lease Impairments                          13      12      10      14     49      13      12       10      12     47
 ------------------------------------------------------------------------------- ---------------------------------------
     Total Non-Cash Charges                   27      15      11      75    128      29      15       19      59    122
   Other (G&G and Lease Rentals)              17      10      20      39     86      28      22       23       9     82
 ------------------------------------------------------------------------------- ---------------------------------------
 Total U.S. Exploration Charges               44      25      31     114    214      57      37       42      68    204
 =============================================================================== =======================================
 Alaska Only                                  27      12      11      45     95      25      10       11       9     55
 ------------------------------------------------------------------------------- ---------------------------------------

 Depreciation, Depletion & Amortization
   Producing Operations ($ Millions)
     Alaska                                  156     157     136     140    589     113     124      118     113    468
     Lower 48                                 54      48      93     149    344     148     148      153     133    582
 ------------------------------------------------------------------------------- ---------------------------------------
       Total U.S.                            210     205     229     289    933     261     272      271     246  1,050
 =============================================================================== =======================================

                                                                                                            Page 6 of 13


                                                       INTERNATIONAL E&P

                                                            2002                                    2003
                                          -------------------------------------- ---------------------------------------
                                          1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD 1st Qtr 2nd Qtr  3rd Qtr 4th Qtr    YTD
                                          -------------------------------------- ---------------------------------------
 International E&P
   Net Income (Loss) ($ Millions)            (13)     59     154     393    593     447     560      421     500  1,928
 =============================================================================== =======================================

 Production
 Total, Including Equity Affiliates
   and Canadian Syncrude (MBOE/D)            269     261     484     939    490     926     958      910     947    935
 ------------------------------------------------------------------------------- ---------------------------------------

 Crude Oil and Condensate (MB/D)
   Consolidated
     Norway                                  118     119     156     233    157     226     214      207     205    213
     United Kingdom                           17      18      35      86     39      87      82       67      72     77
     Canada                                    1       1      14      37     13      33      31       29      28     30
     Nigeria                                  27      23      29      38     29      38      39       36      35     37
     China                                    13      11      12      11     12      23      27       25      28     26
     Indonesia                                 -       -       6      13      5      21      17       16      10     16
     Other                                     4       4      20      55     21      55      52       48      60     54
   Equity affiliates                           5       4      44      87     35      55     117      120     116    102
 ------------------------------------------------------------------------------- ---------------------------------------
   Total                                     185     180     316     560    311     538     579      548     554    555
 =============================================================================== =======================================
 Sales of crude oil produced (MB/D)          183     183     304     548    306     520     607      548     549    556
 ------------------------------------------------------------------------------- ---------------------------------------

 Natural Gas Liquids (MB/D)
   Norway                                      5       4       6       7      6       8       7        7       8      7
   Canada                                      -       -       3      14      4      11      11        9      10     10
   Other                                       4       4       4       4      4       4       5        2       3      4
 ------------------------------------------------------------------------------- ---------------------------------------
   Total                                       9       8      13      25     14      23      23       18      21     21
 =============================================================================== =======================================

 Natural Gas (MMCF/D)
   Consolidated
     Norway                                  135     131     183     232    171     305     273      216     307    275
     United Kingdom                          173     189     349     975    424   1,002     952      853     954    940
     Canada                                   19      22     172     442    165     436     424      448     431    435
     Indonesia                                 -       -      68     220     72     224     246      275     275    255
     Other                                   120      95     105     112    108     111     117      130     145    126
   Equity affiliates                           -       -       4      13      4      12      11       11      12     12
 ------------------------------------------------------------------------------- ---------------------------------------
     Total                                   447     437     881   1,994    944   2,090   2,023    1,933   2,124  2,043
 =============================================================================== =======================================

 Canadian Syncrude (MB/D)                      -       -       8      22      8      17      19       22      18     19
 ------------------------------------------------------------------------------- ---------------------------------------

 Average Realized Prices
 Crude Oil and Condensate ($/bbl)
   Consolidated
     Norway                                21.04   24.49   27.19   26.35  25.21   32.72   26.28    29.08   29.08  29.24
     United Kingdom                        21.21   24.14   26.88   25.98  25.33   30.11   24.34    28.32   28.29  27.70
     Canada                                20.03   24.85   27.20   21.26  22.87   28.40   23.61    24.15   23.71  25.06
     Nigeria                               21.14   24.95   27.51   26.97  25.37   31.94   26.35    28.48   29.72  28.99
     China                                 19.57   25.27   26.31   29.64  25.03   28.87   26.51    26.38   28.56  27.55
     Indonesia                                 -       -   24.89   30.59  28.10   29.35   24.54    26.32   26.52  26.88
     Other                                 15.00   25.18   25.75   25.18  24.94   29.10   25.38    26.58   27.80  27.25
   Equity affiliates                       15.86   21.06   20.29   17.50  18.41   20.97   16.85    19.90   17.86  18.58
   Total                                   20.71   24.51   26.01   24.60  24.36   30.17   23.90    26.15   26.42  26.53
 ------------------------------------------------------------------------------- ---------------------------------------

 Natural Gas Liquids ($/bbl)
   Norway                                  12.88   15.48   15.64   20.69  16.51   21.85   18.13    18.50   22.96  20.27
   Canada                                      -       -   29.12   18.42  20.39   26.11   20.78    23.55   25.27  23.93
   Other                                   12.58   13.29   13.74   20.51  15.29   23.40   16.73    14.18   25.13  16.48
   Total                                   12.76   14.58   18.42   19.39  17.47   24.22   18.96    18.23   24.35  21.39
 ------------------------------------------------------------------------------- ---------------------------------------

 Natural Gas ($/mcf)
   Consolidated
     Norway                                 3.22    3.02    3.16    3.33   3.20    3.66    3.86     4.21    4.09   3.94
     United Kingdom                         3.18    2.55    2.22    3.20   2.92    3.55    3.17     2.88    4.48   3.54
     Canada                                 2.23    2.21    2.32    3.37   3.03    5.42    4.34     4.17    4.02   4.48
     Indonesia                                 -       -    4.18    4.11   4.12    4.66    4.16     4.35    4.21   4.33
     Other                                  0.41    0.39    0.41    0.45   0.42    0.48    0.48     0.50    0.61   0.52
   Equity affiliates                           -       -    1.78    3.00   2.71    4.82    4.89     4.12    3.96   4.44
   Total                                    2.41    2.20    2.37    3.20   2.79    3.92    3.48     3.38    4.03   3.71
 ------------------------------------------------------------------------------- ---------------------------------------

 International Exploration Charges ($ Millions)
   Dry Holes                                   2      14       3      63     82       4      27       30      30     91
   Lease Impairments                          80       4       5       8     97       7      12       26      41     86
 ------------------------------------------------------------------------------- ---------------------------------------
     Total Non-Cash Charges                   82      18       8      71    179      11      39       56      71    177
   Other (G&G and Lease Rentals)              37      24      46      92    199      48      66       34      72    220
 ------------------------------------------------------------------------------- ---------------------------------------
 Total International Exploration Charges     119      42      54     163    378      59     105       90     143    397
 =============================================================================== =======================================

 Depreciation, Depletion & Amortization
   Producing operations ($ Millions)          64      73     169     377    683     383     358      364     420  1,525
 ------------------------------------------------------------------------------- ---------------------------------------

                                                                                                            Page 7 of 13


                                                                    R&M

                                                            2002                                    2003
                                          -------------------------------------- ---------------------------------------
                                          1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD 1st Qtr 2nd Qtr  3rd Qtr 4th Qtr    YTD
                                          -------------------------------------- ---------------------------------------

 R&M Net Income (Loss) ($ Millions)          (87)     68      57     105    143     264     321      485     202  1,272
 =============================================================================== =======================================

  United States ($ Millions)                 (92)     73      44     113    138     150     248      416     176    990
 ------------------------------------------------------------------------------- ---------------------------------------
  International ($ Millions)                   5      (5)     13      (8)     5     114      73       69      26    282
 ------------------------------------------------------------------------------- ---------------------------------------

 Market Indicators
 U.S. East Coast Crack Spread ($/bbl)       2.90    2.86    3.06    4.58   3.35    6.16    3.46     6.37    4.98   5.24
 U.S. Gulf Coast Crack Spread ($/bbl)       2.78    3.70    2.79    3.74   3.25    5.64    3.65     5.38    3.72   4.60
 U.S. Group Central Crack Spread ($/bbl)    3.88    5.07    5.16    5.69   4.95    6.12    6.96     8.32    5.34   6.69
 U.S. West Coast Crack Spread ($/bbl)       9.67    9.53    8.58    8.40   9.04   12.79   11.39    14.00   11.44  12.41
 U.S. Weighted 3:2:1 Crack Spread ($/bbl)   4.49    5.01    4.60    5.24   4.83    6.99    5.86     7.84    5.67   6.59
 NW Europe Crack Spread ($/bbl)             0.74    1.38    1.70    2.72   1.64    5.68    3.17     3.11    3.20   3.79
 ------------------------------------------------------------------------------- ---------------------------------------

 Realized Margins
 Refining Margin ($/bbl)
   U.S.                                      n/a     n/a     n/a    5.07    n/a    6.50    5.34     6.39    5.58   5.94
   International                             n/a     n/a     n/a    2.96    n/a    6.00    3.67     4.38    3.61   4.44
 ------------------------------------------------------------------------------- ---------------------------------------
 Marketing Margin ($/gal)
   U.S.                                      n/a     n/a     n/a    0.04    n/a    0.04    0.06     0.05    0.04   0.05
   International                             n/a     n/a     n/a    0.16    n/a    0.17    0.22     0.19    0.15   0.18
 ------------------------------------------------------------------------------- ---------------------------------------

 Depreciation, Depletion &
   Amortization ($ Millions)                 102      98     119     167    486     167     174      174     176    691
 ------------------------------------------------------------------------------- ---------------------------------------

 Turnaround Expense ($ Millions)              71      29      47      29    176      60      38       19      63    180
 ------------------------------------------------------------------------------- ---------------------------------------

 Consolidated
 EASTERN U.S.
 Charge Barrels Input (MB/D)
 Crude Oil                                   348     404     338     399    372     415     435      428     421    425
 Other Feed and Blending Stocks               53      47      16      61     44      51      53       40      21     41
 ------------------------------------------------------------------------------- ---------------------------------------
   Total                                     401     451     354     460    416     466     488      468     442    466
 =============================================================================== =======================================
 Percentage Utilization                       81%     94%     79%     93%    87%     97%    101%     100%     98%    99%
 ------------------------------------------------------------------------------- ---------------------------------------

 Refined Products Production (MB/D)
 Gasoline                                    214     247     187     260    227     244     249      243     247    245
 Distillates                                 111     114      88     116    107     138     131      117     108    124
 Aviation Fuel                                35      37      37      37     36      32      29       37      40     34
 Other                                        46      52      36      51     47      55      85       75      43     65
 ------------------------------------------------------------------------------- ---------------------------------------
   Total                                     406     450     348     464    417     469     494      472     438    468
 =============================================================================== =======================================

 U.S. GULF COAST
 Charge Barrels Input (MB/D)
 Crude Oil                                   414     428     509     652    501     668     702      708     680    690
 Other Feed and Blending Stocks               80      67      87     101     85     103      95       95     102     98
 ------------------------------------------------------------------------------- ---------------------------------------
   Total                                     494     495     596     753    586     771     797      803     782    788
 =============================================================================== =======================================
 Percentage Utilization                       90%     92%     93%     91%    92%     93%     98%      99%     95%    96%
 ------------------------------------------------------------------------------- ---------------------------------------

 Refined Products Production (MB/D)
 Gasoline                                    213     211     236     300    240     289     277      288     264    280
 Distillates                                 146     144     172     247    177     242     249      265     250    251
 Aviation Fuel                                37      39      52      62     48      70      63       71      68     68
 Other                                       102     116     148     181    137     221     242      228     234    231
 ------------------------------------------------------------------------------- ---------------------------------------
   Total                                     498     510     608     790    602     822     831      852     816    830
 =============================================================================== =======================================

 CENTRAL U.S.
 Charge Barrels Input (MB/D)
 Crude Oil                                   348     424     466     633    469     631     663      618     639    638
 Other Feed and Blending Stocks               34      32      39      46     37      32      24       33      35     31
 ------------------------------------------------------------------------------- ---------------------------------------
   Total                                     382     456     505     679    506     663     687      651     674    669
 =============================================================================== =======================================
 Percentage Utilization                       84%     98%     90%     92%    91%     92%     96%      90%     93%    93%
 ------------------------------------------------------------------------------- ---------------------------------------

 Refined Products Production (MB/D)
 Gasoline                                    200     235     269     389    274     367     375      367     379    372
 Distillates                                  64      74      76     148     91     144     152      123     141    140
 Aviation Fuel                                50      49      58      64     55      59      57       64      61     60
 Other                                        61      98      99      91     87      96     110      102      92    100
 ------------------------------------------------------------------------------- ---------------------------------------
   Total                                     375     456     502     692    507     666     694      656     673    672
 =============================================================================== =======================================
 n/a = not available.

                                                                                                            Page 8 of 13

                                                           R&M (continued)

                                                            2002                                    2003
                                          -------------------------------------- ---------------------------------------
                                          1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD 1st Qtr 2nd Qtr  3rd Qtr 4th Qtr    YTD
                                          -------------------------------------- ---------------------------------------
 WESTERN U.S.
 Charge Barrels Input (MB/D)
 Crude Oil                                   306     320     330     320    319     294     328      329     334    321
 Other Feed and Blending Stocks               (3)     16      13      16     11       9      13       12      16     13
 ------------------------------------------------------------------------------- ---------------------------------------
   Total                                     303     336     343     336    330     303     341      341     350    334
 =============================================================================== =======================================
 Percentage Utilization                       92%     96%     99%     96%    96%     88%     99%      99%    100%    96%
 ------------------------------------------------------------------------------- ---------------------------------------

 Refined Products Production (MB/D)
 Gasoline                                    137     148     175     174    159     160     176      172     171    170
 Distillates                                  71      77      78      81     77      66      83       86      92     82
 Aviation Fuel                                27      31      33      30     30      29      24       28      26     27
 Other                                        61      60      51      48     55      42      55       56      54     52
 ------------------------------------------------------------------------------- ---------------------------------------
   Total                                     296     316     337     333    321     297     338      342     343    331
 =============================================================================== =======================================

 TOTAL UNITED STATES
 Charge Barrels Input (MB/D)
 Crude Oil                                 1,416   1,576   1,643   2,004  1,661   2,008   2,128    2,083   2,074  2,074
 Other Feed and Blending Stocks              164     162     155     224    177     195     185      180     174    183
 ------------------------------------------------------------------------------- ---------------------------------------
   Total                                   1,580   1,738   1,798   2,228  1,838   2,203   2,313    2,263   2,248  2,257
 =============================================================================== =======================================
 Percentage Utilization                       86%     95%     90%     93%    91%     93%     98%      96%     96%    96%
 ------------------------------------------------------------------------------- ---------------------------------------

 Refined Products Production (MB/D)
 Gasoline                                    764     841     867   1,123    900   1,060   1,077    1,070   1,061  1,067
 Distillates                                 392     409     414     592    452     590     615      591     591    597
 Aviation Fuel                               149     156     180     193    169     190     173      200     195    189
 Other                                       270     326     334     371    326     414     492      461     423    448
 ------------------------------------------------------------------------------- ---------------------------------------
   Total                                   1,575   1,732   1,795   2,279  1,847   2,254   2,357    2,322   2,270  2,301
 =============================================================================== =======================================

 UNITED KINGDOM and IRELAND
 Charge Barrels Input (MB/D)
 Crude Oil                                    65      67     126     177    109     262     244      258     253    254
 Other Feed and Blending Stocks                -       -      15      30     11      39      42       38      27     37
 ------------------------------------------------------------------------------- ---------------------------------------
   Total                                      65      67     141     207    120     301     286      296     280    291
 =============================================================================== =======================================
 Percentage Utilization                       90%     92%     85%     58%    73%     86%     80%      84%     83%    83%
 ------------------------------------------------------------------------------- ---------------------------------------

 Refined Products Production (MB/D)
 Gasoline                                     15      16      42      64     34      99      91       99      85     93
 Distillates                                  26      26      56      76     46     125     118      128     100    118
 Aviation Fuel                                 -       -       4       6      3      14       7       10      12     11
 Other                                        21      21      32      77     38      54      59       45      71     57
 ------------------------------------------------------------------------------- ---------------------------------------
   Total                                      62      63     134     223    121     292     275      282     268    279
 =============================================================================== =======================================

 Equity Affiliates - Net Share
 International*
 Charge Barrels Input (MB/D)
 Crude Oil                                     -       -      42     130     43     134     132      129     128    131
 Other Feed and Blending Stocks                -       -       1       3      1       2       3        5       3      3
 ------------------------------------------------------------------------------- ---------------------------------------
   Total                                       -       -      43     133     44     136     135      134     131    134
 =============================================================================== =======================================
 Percentage Utilization                        -       -      95%     95%    95%     98%     97%      95%     94%    96%
 ------------------------------------------------------------------------------- ---------------------------------------

 Refined Products Production (MB/D)
 Gasoline                                      -       -      13      41     14      43      41       40      40     41
 Distillates                                   -       -      18      58     19      58      59       57      54     57
 Aviation Fuel                                 -       -       4       7      3      10       8        9       9      9
 Other                                         -       -       9      19      7      33      24       25      24     26
 ------------------------------------------------------------------------------- ---------------------------------------
   Total                                       -       -      44     125     43     144     132      131     127    133
 =============================================================================== =======================================
  * Represents 18.75 percent interest in a refinery complex at Karlsruhe, Germany;  16.33 percent interest in two refineries in Kralupy and Litvinov, Czech Republic; and 47 percent interest in a refinery at Melaka, Malaysia.

                                                                                                            Page 9 of 13

                                                             R&M (continued)

                                                            2002                                    2003
                                          -------------------------------------- ---------------------------------------
                                          1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD 1st Qtr 2nd Qtr  3rd Qtr 4th Qtr    YTD
                                          -------------------------------------- ---------------------------------------

 Worldwide - Including Share of Equity Affiliates
 Charge Barrels Input (MB/D)
 Crude Oil                                 1,481   1,643   1,811   2,311  1,813   2,404   2,504    2,470   2,455  2,459
 Other Feed and Blending Stocks              164     162     171     257    189     236     230      223     204    223
 ------------------------------------------------------------------------------- ---------------------------------------
   Total                                   1,645   1,805   1,982   2,568  2,002   2,640   2,734    2,693   2,659  2,682
 =============================================================================== =======================================
 Percentage Utilization                       86%     95%     90%     89%    90%     92%     96%      95%     94%    94%
 ------------------------------------------------------------------------------- ---------------------------------------

 Refined Products Production (MB/D)
 Gasoline                                    779     857     922   1,228    948   1,202   1,209    1,209   1,186  1,201
 Distillates                                 418     435     488     726    517     773     792      776     745    772
 Aviation Fuel                               149     156     188     206    175     214     188      219     216    209
 Other                                       291     347     375     467    371     501     575      531     518    531
 ------------------------------------------------------------------------------- ---------------------------------------
   Total                                   1,637   1,795   1,973   2,627  2,011   2,690   2,764    2,735   2,665  2,713
 =============================================================================== =======================================

 U.S. PETROLEUM PRODUCTS SALES (MB/D)*
 Gasoline                                  1,084   1,159   1,195   1,478  1,230   1,331   1,381    1,398   1,365  1,369
 Distillates                                 439     424     449     692    502     600     590      580     530    575
 Aviation Fuel                               162     185     219     172    185     164     164      197     193    180
 Other                                       398     341     350     403    372     509     493      497     474    492
 ------------------------------------------------------------------------------- ---------------------------------------
   Total                                   2,083   2,109   2,213   2,745  2,289   2,604   2,628    2,672   2,562  2,616
 =============================================================================== =======================================
  *2002 amounts restated.

 INTERNATIONAL PETROLEUM PRODUCTS SALES (MB/D)
 Gasoline                                     12      12      78     163     67     202     190      181     171    186
 Distillates                                  20      21      84     147     69     181     199      192     172    186
 Aviation Fuel                                 -       -       2       6      2       5       7       14       7      8
 Other                                        22      17      37      24     24      40      52       54      53     50
 ------------------------------------------------------------------------------- ---------------------------------------
   Total                                      54      50     201     340    162     428     448      441     403    430
 =============================================================================== =======================================

 SPECIALTIES
 Base Oil Production(MB/D)
 United States - Equity Affiliate              -       -       3      10      3      10       7       11      11     10
 ------------------------------------------------------------------------------- ---------------------------------------


 Petroleum Coke Sales (MMT)*
   United States
     Fuel coke                               297     311     500     565  1,673     683     653      653     640  2,629
     Specialty coke                           56      57     196     292    601     276     282      253     290  1,101
 ------------------------------------------------------------------------------- ---------------------------------------

   International
     Fuel coke                                 -       -      12      54     66      57      50       35      50    192
     Specialty coke                            -       -      68     180    248     176     180      171     128    655
 ------------------------------------------------------------------------------- ---------------------------------------


 Finished Lubes Sales (MB/D)*
 United States                                 8       9       9      10      9      11      10       11      10     10
 ------------------------------------------------------------------------------- ---------------------------------------

 International                                 -       -       -       1      -       1       -        1       1      1
 ------------------------------------------------------------------------------- ---------------------------------------
  *Included in "Other" in the petroleum products sales statistics above.
                                                                                                           Page 10 of 13

                                                              MIDSTREAM

                                                            2002                                    2003
                                          -------------------------------------- ---------------------------------------
                                          1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD 1st Qtr 2nd Qtr  3rd Qtr 4th Qtr    YTD
                                          -------------------------------------- ---------------------------------------


 Midstream Net Income ($ Millions)            12      12      11      20     55      31      25       31      43    130
 =============================================================================== =======================================

 U.S. Equity Affiliate ($ Millions)*           5       7       6       5     23      13      23       18      18     72
 ------------------------------------------------------------------------------- ---------------------------------------

 Natural Gas Liquids Extracted (MB/D)
 Consolidated
   United States                               -       -      19      56     19      51      53       50      54     52
   International                               -       -      15      45     15      47      35       47      50     45
 Equity Affiliates
   United States*                            117     119     119     119    119     114     110      111     110    111
   International                               -       -       3      10      3      10      11       12      11     11
 ------------------------------------------------------------------------------- ---------------------------------------
 Total                                       117     119     156     230    156     222     209      220     225    219
 =============================================================================== =======================================
  * Represents 30.3 percent interest in Duke Energy Field Services, LLC (DEFS).

 Natural Gas Liquids Fractionated (MB/D)
 United States                               107     104     139     179    133     168     158      172     168    167
 ------------------------------------------------------------------------------- ---------------------------------------

 Product Prices
 Weighted Average NGL ($/bbl)*
   Consolidated                                -       -   18.57   19.24  19.07   25.59   20.99    20.94   23.14  22.67
   DEFS                                    12.83   15.59   16.32   18.95  15.92   24.53   20.53    20.67   22.76  22.12
 ------------------------------------------------------------------------------- ---------------------------------------
 * Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural gas liquids component and location mix.

 Depreciation, Depletion &
   Amortization ($ Millions)                   1       -       5      13     19      14      14       13      13     54
 ------------------------------------------------------------------------------- ---------------------------------------



                                                      EMERGING BUSINESSES

                                                            2002                                    2003
                                          -------------------------------------- ---------------------------------------
                                          1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD 1st Qtr 2nd Qtr  3rd Qtr 4th Qtr    YTD
                                          -------------------------------------- ---------------------------------------
 Emerging Businesses
   Net Income (Loss) ($ Millions)*            (5)     (3)   (262)    (40)  (310)    (34)    (23)     (18)    (24)   (99)
 =============================================================================== =======================================

 Detail of Net Income (Loss) ($ Millions)
 Technology Solutions                         (5)     (3)     (4)     (4)   (16)     (5)     (6)      (5)     (4)   (20)
 Gas-to-Liquids*                               -       -    (253)    (20)  (273)    (20)    (13)      (7)    (10)   (50)
 Power                                         -       -      (1)     (2)    (3)      1      (1)      (3)     (2)    (5)
 Other                                         -       -      (4)    (14)   (18)    (10)     (3)      (3)     (8)   (24)
 ------------------------------------------------------------------------------- ---------------------------------------
 Total                                        (5)     (3)   (262)    (40)  (310)    (34)    (23)     (18)    (24)   (99)
 =============================================================================== =======================================
 * Third quarter 2002 results include a $246 million write down of acquired in-process R&D.



                                                            CORPORATE AND OTHER

                                                            2002                                    2003
                                          -------------------------------------- ---------------------------------------
                                          1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD 1st Qtr 2nd Qtr  3rd Qtr 4th Qtr    YTD
                                          -------------------------------------- ---------------------------------------
 Corporate and Other
   Net Income (Loss) ($ Millions)           (153)    (72)   (385) (1,308)(1,918)   (284)   (225)    (166)   (202)  (877)
 =============================================================================== =======================================


 Detail of Net Income (Loss) ($ Millions)
 Net interest expense                        (78)    (91)    (83)   (160)  (412)   (190)   (145)    (134)   (163)  (632)
 Corporate overhead                          (47)    (27)    (32)    (67)  (173)    (30)    (43)     (33)    (67)  (173)
 Discontinued operations                      (4)     39     (42)   (986)  (993)     53      91       57      36    237
 Merger-related costs                         (2)     (1)   (221)    (83)  (307)    (27)   (115)     (41)    (40)  (223)
 Accounting change                             -       -       -       -      -    (112)      -        -       -   (112)
 Other                                       (22)      8      (7)    (12)   (33)     22     (13)     (15)     32     26
 ------------------------------------------------------------------------------- ---------------------------------------
 Total                                      (153)    (72)   (385) (1,308)(1,918)   (284)   (225)    (166)   (202)  (877)
 =============================================================================== =======================================

 Before-Tax Net Interest Expense ($ Millions)
 Interest and financing expense             (158)   (157)   (193)   (291)  (799)   (339)   (306)    (314)   (287)(1,246)
 Capitalized interest                         51      51      59      72    233      73      78       98      77    326
 Interest revenue                              4       2      13      21     40      29      31       27      17    104
 Premium on early debt retirement              -     (21)      -      (3)   (24)    (12)    (11)       -     (45)   (68)
 ------------------------------------------------------------------------------- ---------------------------------------
                                            (103)   (125)   (121)   (201)  (550)   (249)   (208)    (189)   (238)  (884)
 =============================================================================== =======================================

 Debt
 Total Debt ($ Millions)*                  8,902   9,635  20,453  19,766 19,766  21,007  20,254   18,739  17,780 17,780
 Debt-to-Capital Ratio*                       38%     39%     40%     39%    39%     40%     38%      36%     34%    34%
 ------------------------------------------------------------------------------- ---------------------------------------
 * 2003 amounts reflect the January 1, 2003, adoption of FIN 46.

                                                                                                           Page 11 of 13

                                                    SELECTED PRO FORMA STATISTICS (E&P)

                                                            2002                                    2003
                                          -------------------------------------- ---------------------------------------
                                          1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD 1st Qtr 2nd Qtr  3rd Qtr 4th Qtr    YTD
                                          -------------------------------------- ---------------------------------------
 E&P
 E&P Production
 Total Including Equity Affiliates
   and Canadian Syncrude (MBOE/D)          1,676   1,619   1,546   1,623  1,616   1,626   1,641    1,561   1,611  1,609
 ------------------------------------------------------------------------------- ---------------------------------------

 Crude Oil and Condensate (MB/D)
   Consolidated
     U.S.                                    424     406     370     381    395     397     388      365     368    379
     Norway                                  200     208     219     233    215     226     214      207     205    213
     United Kingdom                           81      78      63      86     77      87      82       67      72     77
     Canada                                   46      45      42      37     42      33      31       29      28     30
     Nigeria                                  40      34      35      38     37      38      39       36      35     37
     China                                    13      11      12      11     12      23      27       25      28     26
     Indonesia                                26      23      22      13     21      21      17       16      10     16
     Other                                    52      50      48      55     51      55      52       48      60     54
   Equity affiliates                          91      84     104      87     92      55     117      120     116    102
 ------------------------------------------------------------------------------- ---------------------------------------
     Total                                   973     939     915     941    942     935     967      913     922    934
 =============================================================================== =======================================

 Natural Gas Liquids (MB/D)
   U.S.                                       48      46      42      45     45      48      49       44      51     48
   International                              24      22      24      25     24      23      23       18      21     21
 ------------------------------------------------------------------------------- ---------------------------------------
     Total                                    72      68      66      70     69      71      72       62      72     69
 =============================================================================== =======================================

 Natural Gas (MMCF/D)
   Consolidated
     U.S.                                  1,635   1,566   1,578   1,548  1,581   1,527   1,473    1,451   1,469  1,479
     Norway                                  291     290     252     232    266     305     273      216     307    275
     United Kingdom                          869     856     603     975    826   1,002     952      853     954    940
     Canada                                  548     565     512     442    517     436     424      448     431    435
     Indonesia                               179     169     189     220    189     224     246      275     275    255
     Other                                   120      95     105     112    108     111     117      130     145    126
   Equity affiliates                          12      13      13      13     13      12      11       11      12     12
 ------------------------------------------------------------------------------- ---------------------------------------
     Total                                 3,654   3,554   3,252   3,542  3,500   3,617   3,496    3,384   3,593  3,522
 =============================================================================== =======================================

 Canadian Syncrude (MB/D)                     22      20      23      22     22      17      19       22      18     19
 ------------------------------------------------------------------------------- ---------------------------------------

 E&P Average Realized Prices
 Crude Oil and Condensate ($/bbl)
   Consolidated
     U.S.                                  18.66   24.33   25.85   26.36  23.69   31.47   27.21    28.26   28.45  28.85
     Norway                                20.77   24.42   26.78   26.35  24.61   32.72   26.28    29.08   29.08  29.24
     United Kingdom                        19.78   23.69   26.15   25.98  23.99   30.11   24.34    28.32   28.29  27.70
     Canada                                19.39   21.79   24.96   21.26  21.82   28.40   23.61    24.15   23.71  25.06
     Nigeria                               21.33   25.16   27.40   26.97  25.12   31.94   26.35    28.48   29.72  28.99
     China                                 19.57   25.27   26.31   29.64  25.03   28.87   26.51    26.38   28.56  27.55
     Indonesia                             19.38   24.46   24.21   30.59  23.51   29.35   24.54    26.32   26.52  26.88
     Other                                 19.39   24.66   25.55   25.18  23.58   29.10   25.38    26.58   27.80  27.25
   Equity affiliates                       13.40   18.26   19.06   17.50  17.14   20.97   16.85    19.90   17.86  18.58
   Total                                   18.93   23.71   25.24   25.31  23.26   30.73   25.19    27.00   27.24  27.47
 ------------------------------------------------------------------------------- ---------------------------------------

 Natural Gas Liquids ($/bbl)
   U.S.                                    12.92   17.05   16.78   19.27  16.44   24.96   20.25    21.31   22.85  22.30
   International                            9.86   15.62   18.56   19.39  15.95   24.22   18.96    18.23   24.35  21.39
   Total                                   11.67   16.49   17.57   19.32  16.24   24.65   19.73    20.10   23.36  21.95
 ------------------------------------------------------------------------------- ---------------------------------------

 Natural Gas ($/mcf)
   Consolidated
     U.S.                                   2.26    2.80    2.71    3.38   2.78    5.34    4.58     4.41    4.13   4.62
     Norway                                 3.20    2.99    3.26    3.33   3.19    3.66    3.86     4.21    4.09   3.94
     United Kingdom                         3.43    2.37    1.95    3.20   2.81    3.55    3.17     2.88    4.48   3.54
     Canada                                 1.74    2.50    2.13    3.37   2.40    5.42    4.34     4.17    4.02   4.48
     Indonesia                              3.16    4.13    4.13    4.11   3.89    4.66    4.16     4.35    4.21   4.33
     Other                                  0.41    0.39    0.41    0.45   0.42    0.48    0.48     0.50    0.61   0.52
   Equity affiliates                        2.17    2.60    1.78    3.00   2.39    4.82    4.89     4.12    3.96   4.44
   Total                                    2.53    2.66    2.52    3.27   2.75    4.49    3.93     3.80    4.07   4.07
 ------------------------------------------------------------------------------- ---------------------------------------
 Note:  Pro forma information derived by summing the historical Phillips and Conoco data for the period indicated.

                                                                                                           Page 12 of 13


                                     SELECTED PRO FORMA STATISTICS (Midstream and R&M)

                                                            2002                                    2003
                                          -------------------------------------- ---------------------------------------
                                          1st Qtr 2nd Qtr 3rd Qtr 4th Qtr    YTD 1st Qtr 2nd Qtr  3rd Qtr 4th Qtr    YTD
                                          -------------------------------------- ---------------------------------------
 Midstream
 Natural Gas Liquids Extracted (MB/D)
 Consolidated
   United States                              49      52      50      56     52      51      53       50      54     52
   International                              42      42      46      45     44      47      35       47      50     45
 Equity Affiliates
   United States*                            117     119     119     119    119     114     110      111     110    111
   International                               9       9       9      10      9      10      11       12      11     11
 ------------------------------------------------------------------------------- ---------------------------------------
 Total                                       217     222     224     230    223     222     209      220     225    219
 =============================================================================== =======================================
  * Represents 30.3 percent interest in Duke Energy Field Services, LLC (DEFS).

 Natural Gas Liquids Fractionated (MB/D)
 United States                               166     159     177     179    170     168     158      172     168    167
 ------------------------------------------------------------------------------- ---------------------------------------

 Product Prices
 Weighted Average NGL ($/bbl)*
   Consolidated                            13.23   15.99   16.69   19.24  16.31   25.59   20.99    20.94   23.14  22.67
   DEFS                                    12.83   15.59   16.32   18.95  15.92   24.53   20.53    20.67   22.76  22.12
 ------------------------------------------------------------------------------- ---------------------------------------
 * Prices are based on index prices from the Mont Belvieu and Conway market hubs that are weighted by natural gas liquids component and location mix.

 R&M
 Charge Barrels Input (MB/D)
 Eastern U.S.
 Crude Oil                                   348     404     338     399    372     415     435      428     421    425
 Other Feed and Blending Stocks               53      47      16      61     44      51      53       40      21     41
 ------------------------------------------------------------------------------- ---------------------------------------
   Total                                     401     451     354     460    416     466     488      468     442    466
 =============================================================================== =======================================
 Percentage Utilization                       81%     94%     79%     93%    87%     97%    101%     100%     98%    99%
 ------------------------------------------------------------------------------- ---------------------------------------

 U.S. Gulf Coast
 Crude Oil                                   648     669     675     652    661     668     702      708     680    690
 Other Feed and Blending Stocks              116      96      90     101    101     103      95       95     102     98
 ------------------------------------------------------------------------------- ---------------------------------------
   Total                                     764     765     765     753    762     771     797      803     782    788
 =============================================================================== =======================================
 Percentage Utilization                       91%     94%     94%     91%    93%     93%     98%      99%     95%    96%
 ------------------------------------------------------------------------------- ---------------------------------------

 Central U.S.
 Crude Oil                                   568     664     624     633    622     631     663      618     639    638
 Other Feed and Blending Stocks               25      23      22      46     29      32      24       33      35     31
 ------------------------------------------------------------------------------- ---------------------------------------
   Total                                     593     687     646     679    651     663     687      651     674    669
 =============================================================================== =======================================
 Percentage Utilization                       85%     96%     91%     92%    91%     92%     96%      90%     93%    93%
 ------------------------------------------------------------------------------- ---------------------------------------

 Western U.S.
 Crude Oil                                   306     320     330     320    319     294     328      329     334    321
 Other Feed and Blending Stocks               (3)     16      13      16     11       9      13       12      16     13
 ------------------------------------------------------------------------------- ---------------------------------------
   Total                                     303     336     343     336    330     303     341      341     350    334
 =============================================================================== =======================================
 Percentage Utilization                       92%     96%     99%     96%    96%     88%     99%      99%    100%    96%
 ------------------------------------------------------------------------------- ---------------------------------------

 Total U.S.
 Crude Oil                                 1,870   2,057   1,967   2,004  1,975   2,008   2,128    2,083   2,074  2,074
 Other Feed and Blending Stocks              191     182     141     224    184     195     185      180     174    183
 ------------------------------------------------------------------------------- ---------------------------------------
   Total                                   2,061   2,239   2,108   2,228  2,159   2,203   2,313    2,263   2,248  2,257
 =============================================================================== =======================================
 Percentage Utilization                       87%     95%     91%     93%    92%     93%     98%      96%     96%    96%
 ------------------------------------------------------------------------------- ---------------------------------------

 United Kingdom and Ireland
 Crude Oil                                   279     260     273     177    247     262     244      258     253    254
 Other Feed and Blending Stocks               18      27      43      30     30      39      42       38      27     37
 ------------------------------------------------------------------------------- ---------------------------------------
   Total                                     297     287     316     207    277     301     286      296     280    291
 =============================================================================== =======================================
 Percentage Utilization                       92%     86%     90%     58%    81%     86%     80%      84%     83%    83%
 ------------------------------------------------------------------------------- ---------------------------------------

 Equity Affiliates -- Net Share -- International*
 Crude Oil                                   119     127     127     130    126     134     132      129     128    131
 Other Feed and Blending Stocks                4       6       4       3      4       2       3        5       3      3
 ------------------------------------------------------------------------------- ---------------------------------------
   Total                                     123     133     131     133    130     136     135      134     131    134
 =============================================================================== =======================================
 Percentage Utilization                       88%     93%     93%     94%    92%     98%     97%      95%     94%    96%
 ------------------------------------------------------------------------------- ---------------------------------------
  * Represents 18.75 percent interest in a refinery complex at Karlsruhe, Germany;  16.33 percent interest in two refineries in Kralupy and Litvinov, Czech Republic; and 47 percent interest in a refinery at Melaka, Malaysia.

 Worldwide -- Including Net Share of Equity Affiliates
 Crude Oil                                 2,268   2,444   2,367   2,311  2,348   2,404   2,504    2,470   2,455  2,459
 Other Feed and Blending Stocks              213     215     188     257    218     236     230      223     204    223
 ------------------------------------------------------------------------------- ---------------------------------------
   Total                                   2,481   2,659   2,555   2,568  2,566   2,640   2,734    2,693   2,659  2,682
 =============================================================================== =======================================
 Percentage Utilization                       88%     94%     91%     89%    90%     92%     96%      95%     94%    94%
 ------------------------------------------------------------------------------- ---------------------------------------

 U.S. Petroleum Products Sales (MB/D)
 Gasoline                                  1,375   1,461   1,417   1,478  1,433   1,331   1,381    1,398   1,365  1,369
 Distillates                                 653     650     602     692    649     600     590      580     530    575
 Aviation Fuel                               231     259     268     172    232     164     164      197     193    180
 Other                                       524     479     456     403    465     509     493      497     474    492
 ------------------------------------------------------------------------------- ---------------------------------------
   Total                                   2,783   2,849   2,743   2,745  2,780   2,604   2,628    2,672   2,562  2,616
 =============================================================================== =======================================
 Note:  Pro forma information derived by summing the historical Phillips and Conoco data for the period indicated.
                                                                                                           Page 13 of 13